Offerings - Offering: 1	Nov. 06, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.850% Notes due 2036
Amount Registered | shares	500,000,000
Proposed Maximum Offering Price per Unit	0.99993
Maximum Aggregate Offering Price	$ 499,965,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 43,496.96
Offering Note	Calculated in accordance with Rule 457(r) under the Securities Act of 1933, as amended. The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offering of $500,000,000 aggregate principal amount of 5.850% Notes due 2036, with a maximum aggregate offering price of $499,965,000.